UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

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WESTMORELAND RESOURCE PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer and Director

Today Westmoreland Resource Partners, LP (the "Partnership") announced that on November 15, 2016, Jason Veenstra provided notice of his resignation from his positions as Director on the board of Westmoreland Resources GP, LLC, the general partner of the Partnership (the "GP"), and Chief Financial Officer ("CFO") and Treasurer of the Partnership to be effective December 15, 2016. Mr. Veenstra's notice of resignation from the Board of Directors ("Board") was due to personal reasons and not as a result of any disagreement with the Board, the Partnership or the GP, regarding any of the Partnership's operations, policies or practices.

Appointment of Interim Chief Financial Officer

The Partnership has named Nathan Troup as CFO and Treasurer on an interim basis, effective immediately. Mr. Troup, 39, is currently the Chief Accounting Officer and Corporate Controller of Westmoreland Coal Company and will continue to serve Westmoreland Coal Company in that role while taking over the Partnership's principal financial officer responsibilities.

Mr. Troup has 15 years of experience in public company accounting and auditing. Since June of 2015, Mr. Troup has served as the Chief Accounting Officer and Corporate Controller of Westmoreland Coal Company. From July 2011 to June 2015, Mr. Troup served as the Chief Accounting Officer and Controller, as well as various other positions, with DigitalGlobe, Inc., a leading provider of geospatial information products and services sourced from its own advanced satellite constellation. From August 2010 to June 2011, Mr. Troup was a Senior Manager with The Siegfried Group, LLP, which is a professional services firm that provides outsourced accounting and finance support to Fortune 1000 clients.  From 2001 to July 2010, Mr. Troup worked as an auditor for Ernst and Young, LLP.  Mr. Troup is a Certified Public Accountant and holds a Master of Accounting and a Bachelor of Science in Accountancy from the University of Missouri, Columbia. There are no agreements, arrangements, relationships or transactions between the Partnership and Mr. Troup required to be disclosed under Items 401 or 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: November 21, 2016	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer